EXHIBIT 32.1

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

CEO CERTIFICATION

In connection with this annual report of Rimfire Minerals Corp. (the “Company”) on Form 20-F for the fiscal year ending January 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jason S. Weber, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; as amended; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jason S. Weber

Name: Jason S. Weber

Title: Chief Executive Officer

May 8, 2009

A signed original of this written statement required by Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended, and 18 U.S.C. Section 1350 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

This certification accompanies the Form 20-F to which it relates, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933, as amended,  or the Securities Exchange Act of 1934, as amended, except to the extent that the Registrant specifically incorporates it by reference.

EXHIBIT 32.2

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

CFO CERTIFICATION

In connection with this annual report of Rimfire Minerals Corp. (the “Company”) on Form 20-F for the fiscal year ending January 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dorothy G. Miller, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Dorothy G. Miller

Name: Dorothy G. Miller

Title: Chief Financial Officer

May 8, 2009

A signed original of this written statement required by Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended, and 18 U.S.C. Section 1350 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

This certification accompanies the Form 20-F to which it relates, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933, as amended,  or the Securities Exchange Act of 1934, as amended, except to the extent that the Registrant specifically incorporates it by reference.